TransAtlantic Joint Venture Strategy TransAtlantic Petroleum Annual Shareholders’ Meeting June 2012 - Dallas Exhibit 99.1

BULGARIA
RUSSIA
GEORGIA
ARMENIA
AZERBAIJAN
IRAN
IRAQ
SYRIA
LEBANON
CYPRUS
GREECE
TURKEY
Sivas
4729-4741
Malatya
4659-4660
Gurun
4325
Selmo
829 (prod.)
Tuz Golu South
4717-4722
5046
Diyarbakir
Molla
4845&4174
Arpatepe
5025 (exp.)
Arpatepe
5003 (prod.)
Gaziantep
4607,4656
4648,4649
Adana
4350&4842
Bakuk
5064 (exp.)
Bakuk
5043 (prod.)
0 50 100 200
Kilometers
Legend
Licenses
TransAtlantic Licenses, Joint Ventures
Farm-in

TransAtlantic Licenses

BULGARIA
RUSSIA
GEORGIA
ARMENIA
IRAN
TURKEY
SYRIA
IRAQ
CYPRUS
LEBANON
Habiller
4037
Temrez
4861
Tuz Gelu South
4717-4722
Gurun
4325
Malatya
5048
Diyarbakir
Molla
4845&4174
Gaziantep
Adana
4350&4842
Idil
4642
0 50 100 200
Kilometers
Legend
TransAtlantic Licenses

Farm-out Opportunities

Zagros Thrust Belt
Scale = 1:2600000
0 100000 200000 300000

2012 JV Strategy – Zagros Province Gurun Malatya Molla Idil Gaziantep

TransAtlantic Petroleum Ltd.

DADAS FM. (U. SILUR - L. DEVONIAN) ZERO LINE
TAT Licenses
TAT Recently Awarded License

Shell/TPAO
Dadas Joint Venture
TransAtlantic's
Selmo Field
TPAO
Dadas Test Well
TURKEY
TransAtlantic's
Bahar-1
TransAtlantic
New Exploration
License
TransAtlantic's
Molla Field
TransAtlantic's
Goksu 1 & 2
TransAtlantic's
Arpatepe Field
Anatolia Energy
Dadas Core
0 5 10 20
Kilometers

Dadas & Mardin Potential
•
Play possibly spans 8,000 sq miles in SE
Turkiye
•
TransAtlantic’s position is the liquids
window, in the heart of the play
•
111,938 Operated Acres prospective for
the Woodford (Dadas) play
•
600,017 Operated Acres prospective for
the Mississippian (Mardin) play
•
1,400 Well Development Potential
•
Anatolian Energy’s Ryder Scott Report
assigned P50 11.5 BBbl OIP and 412 mm
bbls recoverable oil in their licenses in SE
Turkiye
Dadas-I Isopach

Mardin Potential and the Goksu Discovery
•
Vertical Well Completion –
Perforations treated with 3000
gal of acid
•
Goksu-2R cumulative production
= 28,000 bbls oil since February
2012
•
Initial flow rates were  400-500
BOPD in February 2012
•
Put on 16/64 choke.
•
Stable FTP of ~240 psig
•
Current rate is 210 BOPD with 80
BWPD
•
Goksu-3 to be horizontal well
0
5000
10000
15000
20000
25000
30000
0
100
200
300
400
500
600
2/1/2012 3/1/2012 4/1/2012 5/1/2012 6/1/2012
GOKSU 2 (Mardin)
BOPD BWPD FTP WC Cum Oil

Konak: Low Cost with Huge Return
Target: Lower Jurassic Carbonates/Paleozoic
Oil shows in 4 downdip wells tied to Konak
reservoir with 2011 2D seismic data
Three-way closure, Main risk is seal
Mean closure: 8,855 acres
OIP:  271 MMBO*
Recoverable Oil:  53  MMBO*
Spud August 2012
*Internal Estimates

TRANSATLANTIC
Petroleum Ltd.

KONAK-1

350000
360000
370000
380000
390000
4300000
4290000
4280000
4270000
Scale = 1:257323
0 3000 6000 9000 12000 15000 m

Konak Area and Tie-Back
•
Located 90km south of the Sivas Basin
(TransAtlantic-Shell JV).
•
Plan to spud in August.
•
Offset Well Hacilar-5 tested oil (35 API) in
the Jurassic Limestone at 2692-2751m.
•
Offset Wells Hacilar-1, 2, 4 - oil shows
reported on all three wells.
•
TransAtlantic likes the area and the
prospect. 113 km of five 2D seismic lines
were acquired.
•
In 2012 we tied the 2011 seismic back to
offset wells and proved the reservoir to
be breached to the South. However the
reservoir is confined by 3-way closure to
the north in Konak.
•
TPAO spudded Gurun-1  and will
target Lower Jurassic / Paleozoic.

- Four prospects/leads identified
  - Prospect A, C, D and E

Ebyat-1
Prospect A
Prospect E
Prospect C
Prospect D

Eocene
Idil (4642)
Quat Basalt
Syria

Idil Block – Triassic Oilfield Potential
•
Four
prospects/leads
identified within
Idil.
•
2011/2012
Seismic data has
showing exisiting
wells to be off
structure
•
Prospect A: 25,000
Acre Structure
with 173 mmbo
P10*
*Internal Estimates

Ucek-1
EBYAT-1
GUCLU-1
Durukoy-1
UGUR-1
Yagmur-1
BABIL-1
Scale = 1:200000
6000
9000
12000
15000 m

IDIL License – 2D Seismic Line Coverage
SYRIA
AR/SEL-TAT/4642
Guclu-1 (2001):
Mardin: Mud-cut fresh water
recovery in DST; Oil shows;
Asphalt in fractures in cores
Ebyat-1 (1958):
Mardin: Oil-cut mud and
oil-cut water recovery in
DST; tar and oil in cores
Babil-1 (1980):
Mardin: Wet (?)
Ugur-1 (1969):
Mardin: Asphalt-cut
water recovery in
DST; Asphalt in cores
Pre-1980 2008
2011
2012
1982, 1983, 1988
2000
1984
Initially Proposed
Multi-target Locations
• Wells drilled based on either poor quality or sparse 2D grid
• There has been no drilling activity for more than a decade
• New seismic shows that many wells were drilled off structure
• Cudi-Triassic formations (Dincer, Camurlu, Bakuk) have not been properly evaluated; Paleozoic is un-tapped
Mardin: Gas-cut mud
recovery in DST
Ozguner-1 (1991):

2008 Single Receiver Line Conventional Acqusition (Post-stack Migration) 2012 Dual Receiver Line Combined Sweep Acqusition (Pre-stack Migration) Data Quality Improvement over Ebyat Anticline

Temrez
GREECE
MARMARA SEA
AEGEAN SEA
Outcrop Fields of Tertiary Basement

2D Seismic Lines

Deltaic Osmancık Reservoirs
Mezardere Shale-Isolated Sand Reservoirs
Mezardere Main Sand Reservoirs

FORMATION
LITHOLOGY

Karakavak Structure
4000 acres
Target Depths: 1500 m-2500m
• 3 Large structures – 15 000 Acres
Karapürcek Structure
8000 acres
Target Depths: 1500 m-2500m
Hayrabolu Gas Field
Alacaoglu Structure
2500 acres
Target Depths: 1500 m-4000 m
Tatarlı Gas Field

2012 JV Strategy - Temrez
•
•
•
•
•
Map oil leg Kazanci oil leg across
Temrez
Prove Hayrabolu Extensional Trends
Explore Hamitabat throughout block
Map structures for Danisman and
Osmancik potential
Map Mezerdere sands for tight gas
potential

South Habiller-1
Projected
U.Hamitabat
M.Hamitabat

Habiller – Identified Hamitabat Prospect • 28 Bcf P10* Prospect in proven Hamitabat horizon * Internal Estimates • Stratigraphic Trap in Upper Hamitabat • TPAO Hamitabat field has produced 110 Bcf

Sustainable Culture and Personnel TransAtlantic Petroleum Annual Shareholders’ Meeting June 2012 - Dallas

Asset Teams Supported by Management
Completion
Engineer
Reservoir
Engineer
Geologist
Drilling
Engineer
G&G
ISTANBUL
EXPLORATION
Completions
Advisors
DALLAS
ROTATIONAL
1 Senior
1 Staff
Reservoir
Advisors
DALLAS
BASED
Reserves
Audits and
Asset
Development
Drilling
Advisors
DALLAS
ROTATIONAL
1 Senior
1 Staff
Dallas
Istanbul
Training